UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                              PHARMAFRONTIERS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Texas                         000-25513                760333165
-----------------------         ----------------------     ---------------------
(State of organization)        (Commission File Number)       (IRS Employer
                                                            Identification No.)


2408 Timberloch Place
Suite B-7
The Woodlands, Texas                                    77380
-----------------------------------------------         ------------------
(Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number, including area code: (281) 272-9331

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 1, 2004, the Company and C. W. Bill Rouse entered into an amended employment agreement with Mr. Rouse. The amended agreement increases Mr. Rouse's annual salary to $180,000 effective July 1, 2004, and changes the exercise price and vesting schedule for a five-year option to purchase 100,000 shares of Company common stock granted to Mr. Rouse on April 28, 2004, which terms are similar to those options granted to other Company executive officers. The Exercise Price is reduced to $3.00 per share and will vest, provided continued employment: 33,333 shares of common stock on April 29, 2005, 33,333 of common stock on April 29, 2006, and 33,334 shares on April 29, 2007. There are no other changes to Mr. Rouse's employment agreement.

         On September 10, 2004, PharmaFrontiers Corp. (the "Company") and Warren
C. Lau entered into an amended employment agreement with Mr. Lau. As amended, Mr. Lau's employment agreement will continue through September 10, 2005. The amended agreement does not increase Mr. Lau's compensation. However, the amended agreement will make several changes from his existing agreement. Consistent with the Company's Current Report on Form 8-K filed with the SEC on September 21, 2004, where the Company disclosed Mr. Lau resigned as Chief Executive Officer, Chief Operating Officer, President and Treasurer and assumed the position of Managing Director of Licensing, Mr. Lau's employment agreement is amended to reflect his new title. Additionally, Mr. Lau is not entitled to any severance benefits in the event his employment agreement is terminated upon a change of control or by the Company with or without cause. Although Mr. Lau's employment agreement does not contain a non-solicit/no-hire provision, his agreement contains confidentiality, non-compete, assignment of inventions and conflict of interest provisions consistent with his fiduciary duty obligations owed to the Company.

         On October 31, 2004, the Company and R. Wayne Fritzsche entered into a Termination, Settlement and Release Agreement. Under the agreement, Mr. Fritzsche agreed to terminate his employment with the Company and resign as Vice President of Corporate Development and as a member of the Scientific Advisory Board, effective as of October 31, 2004. Additionally, Mr. Fritzsche agreed to settle any claims that he may have with the Company and release the Company from any claims under his employment agreement or otherwise. In exchange, the Company agreed to purchase Mr. Fritzsche's option to purchase up to 400,000 shares of Company common stock, which option is to be paid upon the closing of a sale of Company securities resulting in gross proceeds of at least $5 million in one or a series of equity or debt financings by the Company commencing after July 1, 2004, which financings include the Company's exchangeable, convertible, subordinated notes. Additionally, the Company agreed to waive any claims against Mr. Fritzsche under his employment agreement or otherwise.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         Pursuant to the Termination, Settlement and Release Agreement between the Company and R. Wayne Fritzsche discussed in Item 1.01, his employment agreement is terminated effective October 31, 2004.

         The Company entered into a Lease Termination Agreement with Stebbins Green Corner, L.P. terminating the lease for office/warehouse space formally occupied by Opexa Pharmaceuticals, Inc. ("Opexa"), effective January 13, 2005. The Company's right to use and occupy the premises underlying the lease shall terminate on February 28, 2005.

         In its acquisition of Opexa in November 2004, which acquisition was previously announced on a Current Report on Form 8-K filed on November 8, 2004, the Company assumed a lease on a 32,041 square foot office/warehouse facility used as Opexa's headquarters located in Houston, TX. This facility was deemed unsuitable for future expansion and a lease termination was negotiated by the Company which terminates the remaining eight year obligation and reduces the annual facility expenses by $215,000. The lease termination calls for a final monthly lease payment to be paid for February 2005, surrender of the security deposit in the amount of $15,380, and a lease termination fee of $56,763. The agreement also contains a mutual release provisions releasing both parties from any claims each may hold against the other under the lease dated on or about May 31, 2002.



ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         R. Wayne Fritzsche resigned as Vice President of Corporate Development and as a member of the Scientific Advisory Board of the Company effective October 31, 2004, as discussed previously in Item 1.01.

ITEM  9.01.       FINANCIAL STATEMENTS AND EXHIBIT

         (c)      Exhibits

The following exhibits are to be filed as part of this 8-K:

        EXHIBIT NO.         IDENTIFICATION OF EXHIBIT
        ----------          -------------------------

              99.1 Second Amended Employment Agreement with C. William Rouse dated July 1, 2004

              99.2          Amended Employment with Warren C. Lau dated
                            September 10, 2004

              99.3          Termination, Settlement and Release Agreement with
                            R. Wayne Fritzsche dated October 31, 2004

              99.4          Lease Termination Agreement dated January 13, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHARMAFRONTIERS CORP.


                                      By:  /s/ David McWilliams
                                      -----------------------------------------
                                      David McWilliams, Chief Executive Officer



DATE:  February 4, 2005

                                  EXHIBIT INDEX

Exhibit No.   Description
----------    -----------
99.1          Second Amended Employment Agreement with C. William Rouse dated
              July 1, 2004

99.2          Amended Employment with Warren C. Lau dated September 10, 2004


99.3 Termination, Settlement and Release Agreement with R. Wayne Fritzsche dated October 31, 2004

99.4          Lease Termination Agreement dated January 13, 2005